AMENDMENT TO WARRANT

        THIS AMENDMENT TO WARRANT (this “Amendment”) is made and entered into as of November 7, 2006 by and between Auriga Laboratories, Inc., a Delaware corporation (the “Company”), and Christopher S. Walton, an individual (the “Holder”).

RECITALS

        WHEREAS, the Company issued to the Holder a warrant dated July 6, 2006 (the “Warrant”) to purchase common stock of Multi-Link Telecommunications, Inc., which is the predecessor entity to the Company, pursuant to which the Holder may purchase from the Company up to 2,000,000 shares of common stock of the Company.

        WHEREAS, the Company and the Holder desire to modify and amend the Warrant in accordance with the terms set forth herein.

        WHEREAS, Section 14 of the Warrant provides that the Warrant may be amended by the written agreement of the Company and the Holder.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

        1.     The preamble to the Warrant shall be deleted in its entirety and the following shall be substituted therefor:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Number of Shares: 2,000,000
Date of Issuance: July 6, 2006

AURIGA LABORATORIES, INC.

Common Stock Warrant

        Auriga Laboratories, Inc., and its successors and assigns (the “Company”), for value received, hereby certifies that Christopher S. Walton, or his registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to 2,000,000 (subject to vesting and as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price (as defined in Section 1 below). The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.”

        2.     Section 1 of the Warrant shall be deleted in its entirety and the following shall be substituted therefor:

    “1.        Purchase Price. The exercise price (the “Purchase Price”) shall be equal to the current fair market value per share of the Company’s Common Stock of $1.38, subject to adjustment as provided in this Warrant.”

        3.     From and after the date of this Amendment, the references in the Warrant to “this Warrant,” “hereof,” “hereunder” or words of like import shall be deemed to mean the Warrant as modified and amended by this Amendment.

        4.     Defined terms used and not defined in this Amendment shall have the same meanings assigned to them in the Warrant.

        5.     Except as expressly modified and amended pursuant to this Amendment, all of the terms and provisions of the Warrant shall remain in full force and effect.

        6.     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.     This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law principles.

        8.     BY SIGNING THIS AMENDMENT, THE HOLDER WILL BE SUBJECT TO CERTAIN FEDERAL AND STATE TAX CONSEQUENCES. THE HOLDER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS AMENDMENT.

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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

AURIGA LABORATORIES, INC.	CHRISTOPHER S. WALTON
By: /s/ Philip S. Pesin	/s/ Christopher S. Walton
Name: Philip S. Pesin
Title: Chief Executive Officer